Other Assets - Summary Of Other Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other current assets:
Non-trade receivables	$ 6,767	$ 3,448
Deferred offering costs		2,093
Executive note receivable		4,659
Inventory	530	384
Total other current assets	7,297	10,584
Other assets:
Security deposit	4,059	3,622
Corporate tax receivable	3,886	1,256
Sales tax receivable	623	3,042
Contract costs	1,751	1,576
Total other assets	$ 10,319	$ 9,496